UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 17, 2023

Albertsons Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39350	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.

Boise, Idaho 83706

(Address of principal executive office and zip code)

(208) 395-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	ACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As disclosed in a Form 8-K filed with the Securities and Exchange Commission on October 14, 2022, Albertsons Companies, Inc. (the “Company”) declared a special dividend of $6.85 per share of Common Stock to be paid on November 7, 2022 to holders of record at the close of business on October 24, 2022 (the “Special Dividend”). On November 3, 2022, the Superior Court of King County in the State of Washington issued an order temporarily restraining the payment of the Special Dividend in the case State of Washington v. Albertsons Companies, Inc. et al., until a hearing on a motion for a preliminary injunction could be held. On December 9, 2022, the Superior Court denied the motion for a preliminary injunction but extended the temporary restraining order for the Attorney General for the State of Washington to appeal to the Supreme Court of the State of Washington. On January 17, 2023 the Supreme Court of the State of Washington denied a motion by the Attorney General of the State of Washington to hear an appeal from the Superior Court’s denial to enjoin the Company from paying the Special Dividend. As a result of the decision by the Supreme Court of the State of Washington, the temporary restraining order preventing payment of the Special Dividend has also been lifted.

The Company intends to distribute the Special Dividend as soon as practicable to holders of record as of October 24, 2022.

On January 17, 2023, the Company issued a press release announcing the decision of the Supreme Court of the State of Washington and the Company’s intention to pay the Special Dividend as soon as practicable. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the federal securities laws. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about the Special Dividend and the payment thereof. They include statements which the Company believes to be reasonable at this time. You can identify forward-looking statements by the use of words such as “outlook,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements.

These statements are not guarantees of future performance and are subject to numerous risks and uncertainties which are beyond our control and difficult to predict and could cause actual results to differ materially from the results expressed or implied by the statements.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in report reflect our view only as of the date of this report. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In evaluating our forward-looking statements, you should carefully consider the risks and uncertainties more fully described in the “Risk Factors” section or other sections in our reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated January 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc. (Registrant)

Dated: January 18, 2023	By:	/s/ Juliette W. Pryor
	Name:	Juliette W. Pryor
	Title:	Executive Vice President, General Counsel and Secretary